UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 20, 2016

Differential Brands Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1231 South Gerhart Avenue, Commerce, California	90022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  323-890-1800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

During the month of July, members of senior management of Differential Brands Group Inc. (the “Company”) will be presenting to or conducting one-on-one meetings with investors and analysts about the Company.  A copy of the investor presentation slides, substantially in the form expected to be used in the presentations and meetings, will be available on the Company’s website at www.differentialbrandsgroup.com.  In addition, the Company’s presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

The information, including Exhibit 99.1 attached hereto, in this Current Report on Form 8-K is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                                                 Exhibits.

99.1                                                                        Investor Presentation dated July 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Differential Brands Group Inc.

July 20, 2016	By:	/s/ Hamish Sandhu
		Name:	Hamish Sandhu
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation dated July 20, 2016